UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                           Date of Report May 6, 2005
                        (Date of earliest event reported)

                              METRIS COMPANIES INC.
             (Exact name of registrant as specified in its charter)


         Delaware                     1-12351                41-1849591
(State or of incorporation)    (Commission file number)   (IRS Employer
                                                          Identification No.)


              10900 Wayzata Boulevard, Minnetonka, Minnesota 55305
                    (Address of principal executive offices)

                                 (952) 525-5020
                         (Registrant's telephone number)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


Item 8.01.  Other Events

On May 6, 2005, Metris Companies Inc. (Registrant) announced that it made an optional prepayment of $150 million on its senior secured credit agreement which was due May 2007. With that prepayment, the original $300 million term loan has been paid in full.


Item 9.01  Financial Statements and Exhibits

Metris Companies Inc. (Registrant) press release dated May 6, 2005 announcing that on May 6, 2005, Registrant made an optional prepayment of $150 million on its senior secured credit agreement which was due May 2007.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              METRIS COMPANIES INC.


Dated:  May 9, 2005           By:/s/William A. Houlihan
                                 William A. Houlihan
                                 Executive Vice President
                                 and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.       Description

99.1              Metris Companies Inc. press release dated May 6, 2005.